EXHIBIT 10.1

PEDEVCO CORP.
COMMON STOCK AND WARRANT
SUBSCRIPTION AGREEMENT

Common Stock at $3.00 per Share and Warrants

Date: August 12, 2013	Full Subscription Commitment: $___________

1. Subscription:

(a) The undersigned (individually and/or collectively, the “Participant”) hereby applies to purchase Common Stock (the “Common Stock” or the “Shares”) of PEDEVCO Corp., a Texas corporation (the “Company”), and warrants exercisable for Common Stock (the “Warrants”), in accordance with the terms and conditions of this Subscription Agreement (this “Subscription”) and form of Warrant which is attached as Exhibit A hereto.

(b) Before this Subscription is considered, the Participant must complete, execute and deliver to the Company the following:

(i) This Subscription;

(ii) Three (3) copies of the Warrants attached hereto as Exhibit A;

(iii) The Certificate of Accredited Investor Status, attached hereto as Exhibit B, or, if and as applicable, the Certificate of Non U.S. Investor Status, attached hereto as Exhibit C, and

(iv) The Participant’s check in the amount of $______________ in exchange for ____________ Shares and Warrants purchased, or wire transfer sent according to the Company’s instructions:

(c) This Subscription is irrevocable by the Participant.

(d) This Subscription is not transferable or assignable by the Participant.

(e) This Subscription may be rejected in whole or in part by the Company in its sole discretion prior to the applicable Closing (as defined in Section 1(g) hereof), regardless of whether Participant’s funds have theretofore been deposited by the Company. Participant’s execution and delivery of this Subscription will not constitute an agreement between the undersigned and the Company until this Agreement has been accepted and executed by the Company. In the event this Subscription is rejected by the Company, all funds and documents tendered by the Participant shall be returned and the parties' obligations hereunder, shall terminate.

(f) Each Participant shall be issued at Closing Warrants in substantially the form attached hereto as Exhibit A to acquire up to that number of additional shares of Common Stock equal to (i) ten percent (10%) of the number of Shares purchased by such Participant (rounded up to the nearest whole share) and exercisable for $3.75 per share thereunder, (ii) ten percent (10%) of the number of Shares purchased by such Participant (rounded up to the nearest whole share) and exercisable for $4.50 per share thereunder, and (iii) ten percent (10%) of the number of Shares purchased by such Participant (rounded up to the nearest whole share) and exercisable for $5.25 per share thereunder (the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants collectively are referred to herein as the “Warrant Shares”). The Shares, the Warrants and the Warrant Shares collectively are referred to herein as the “Securities”.

(g) The initial closing (the “Initial Closing”) of this offering (the “Offering”) is scheduled to close as soon as possible. Following the Initial Closing, the Company may close multiple subsequent closings (each, a “Subsequent Closing,” and together with the Initial Closing, the “Closings”) for up to an additional ninety (90) days (extendable by up to 60 additional days in the sole discretion of the Company), until a maximum of 10,000,000 Shares of Common Stock have been issued in the Offering (subject to an additional over-allotment of 1,500,000 additional Shares of Common Stock in the Company’s sole discretion). The Initial Closing of this Offering will be for a minimum of 7,333,333 Shares of Common Stock resulting in at least $22,000,000 of gross proceeds. The Company may accept any investment amounts from investors, and the Company may have multiple closings of this Offering.

(h) Following the Initial Closing, the Company may pay commissions, fees and other consideration (collectively, “Placement Agent Fees”) to placement agents, and/or other advisors, broker dealers and/or finders (collectively, “Placement Agents”), which Placement Agent Fees shall not exceed: (i) Seven Percent (7%) of a Subsequent Closing Participant’s investment amount with respect to investments originated by the Placement Agents in this Offering; and (ii) three year warrants to purchase Shares of Common Stock of the Company equal to Ten Percent (10%) of the total Shares of Common Stock purchased by Participants originated by the Placement Agents, at an exercise price equal to $3.00 per Share. For avoidance of doubt, no Placement Agent Fees shall be paid, due or owing with respect to any Lead Investor (as defined below) or other Initial Closing investments.

(i) The Company plans to use the proceeds from the Offering as follows: (i) up to US$20,000,000 shall be applied toward the Company’s acquisition of oil and gas interests in Kazakhstan; (ii) development of existing assets of the Company; (iii) acquisition of additional assets; (iv) repayment of debt; and (v) general working capital purposes.

(j) The lead Participant in the Offering, Yao Hang Finance (Hong Kong) Limited (the “Lead Investor”), shall wire US$20,000,000 for its purchase of 6,666,667 Shares and Warrants exercisable for an aggregate of 2,000,001 Warrant Shares into an escrow account designated by the Company (the “Escrow Account”). All disbursements from the Escrow Account shall require the joint authorization from the Lead Investor and the Company.

(k) Following the Initial Closing, and for so long as the Lead Investor continues to hold at least Ten Percent (10%) of the capital stock of the Company calculated on an issued and outstanding basis, the Company shall be entitled to (i) appoint an individual designated by the Lead Investor as a non-director Vice Chairman of the Company, who shall be reasonably acceptable to the Company, (ii) appoint an individual designated by the Lead Investor as the Vice President, Kazakhstan Operations of the Company, who shall be reasonably acceptable to the Company, and (iii) nominate one director to the Company's Board, who shall be reasonably acceptable to the Company, provided that such director must be, and remain, an “independent director” as defined in the NYSE MKT rules governing members of boards of directors and must meet the required standards of independence for purposes of Rule 10A-3 of the Securities Exchange Act of 1934, as amended.

(l) Participant hereby agrees not to, and will cause its affiliates not to, enter into any “put equivalent position” as such term is defined in Rule 16a-1 under the Securities Exchange Act of 1934, as amended, or short sale position with respect to the Securities.

2. Representations by Participant. In consideration of the Company’s potential acceptance of the Subscription, Participant makes the following representations and warranties to the Company and to its principals, jointly and severally, which warranties and representations shall survive any acceptance of the Subscription by the Company:

(a) Prior to the time of purchase of any Securities, Participant has had an opportunity to review the Company’s reports, schedules, forms, statements and other documents filed by it with the United States Securities and Exchange Commission (the “SEC Reports”), and Participant has had the opportunity to ask questions and receive any additional information from persons acting on behalf of the Company to verify Participant’s understanding of the terms thereof and of the Company’s business and status thereof. Participant acknowledges that no officer, director, broker-dealer, placement agent, finder or other person affiliated with the Company has given Participant any information or made any representations, oral or written, other than as provided in the SEC Reports and herein, on which Participant has relied upon in deciding to invest in the Securities, including without limitation, any information with respect to future acquisitions, mergers or operations of the Company or the economic returns which may accrue as a result of the purchase of the Securities.

(b) Participant acknowledges that Participant has not seen, received, been presented with, or been solicited by any leaflet, public promotional meeting, newspaper or magazine article or advertisement, radio or television advertisement, or any other form of advertising or general solicitation with respect to the Securities.

(c) The Securities are being purchased for Participant’s own account for long-term investment and not with a view to immediately resale the Securities. No other person or entity will have any direct or indirect beneficial interest in, or right to, the Securities.

(d) Participant acknowledges that the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or qualified under the California Securities Law, or any other applicable blue sky laws, in reliance, in part, on Participant’s representations, warranties and agreements made herein.

(e) Other than the rights specifically set forth in this Subscription and disclosed in the SEC Reports, Participant represents, warrants and agrees that the Company and the officers of the Company (the “Company’s Officers”) are under no obligation to register or qualify the Securities under the Securities Act or under any state securities law, or to assist the undersigned in complying with any exemption from registration and qualification.

(f) Participant represents that Participant meets the criteria for participation because: (i) Participant has a pre-existing personal or business relationship with the Company or one or more of its partners, officers, directors or controlling persons; or (ii) by reason of Participant’s business or financial experience, or by reason of the business or financial experience of its financial advisors who are unaffiliated with, and are not compensated, directly or indirectly, by the Company or any affiliate or selling agent of the Company, Participant is capable of evaluating the risk and merits of an investment in the Securities and of protecting its own interests;

(g) Participant represents that Participant is either: (i) an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act and Participant has executed the Certificate of Accredited Investor Status, attached hereto as Exhibit B; or (ii) a non-U.S. Person for purposes of compliance with Regulation S promulgated under the Securities Act, and has executed the Certificate of Non U.S. Investor Status, attached hereto as Exhibit C

(h) Participant understands that the Securities are illiquid, and until registered with the Securities Exchange Commission, or an exemption from registration becomes available, cannot be readily sold as there is a very limited public market for them, and that Participant may not be able to sell or dispose of the Securities, or to utilize the Securities as collateral for a loan. Participant must not purchase the Securities unless Participant has liquid assets sufficient to assure Participant that such purchase will cause it no undue financial difficulties, and that Participant can still provide for current and possible personal contingencies, and that the commitment herein for the Securities, combined with other investments of Participant, is reasonable in relation to its net worth.

(i) Participant understands that the right to transfer the Securities will be restricted unless the transfer is not in violation of the Securities Act, the California Securities Law, and any other applicable state or foreign securities laws (including investment suitability standards), that the Company will not consent to a transfer of the Securities unless the transferee represents that such transferee meets the financial suitability standards required of an initial participant, and that the Company has the right, in its absolute discretion, to refuse to consent to such transfer.

(j) Participant has been advised to consult with its own attorney or attorneys regarding all legal matters concerning an investment in the Company and the tax consequences of purchasing the Securities, and have done so, to the extent Participant considers necessary.

(k) Participant acknowledges that the tax consequences of investing in the Company will depend on particular circumstances, and neither the Company, the Company’s officers, any other investors, nor the partners, shareholders, members, directors, agents, officers, directors, employees, affiliates or consultants of any of them, will be responsible or liable for the tax consequences to Participant of an investment in the Company. Participant will look solely to and rely upon its own advisers with respect to the tax consequences of this investment

(l) All information which Participant has provided to the Company concerning Participant, its financial position and its knowledge of financial and business matters, and any information found in the Certificate of Accredited Investor Status, is truthful, accurate, correct, and complete as of the date set forth herein.

(l) Each certificate or instrument representing securities issuable pursuant to this Agreement will be endorsed with the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES WHICH IS REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

3.           Representations and Warranties by the Company. The Company represents and warrants that:

(a) Due Formation. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign entity to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or financial condition of the Company.

(b) Outstanding Stock. All issued and outstanding capital stock of the Company has been duly authorized and validly issued and are fully paid and non-assessable.

(c) Authority; Enforceability. This Subscription and the Warrants delivered together with this Subscription or in connection herewith have been duly authorized, executed, and delivered by the Company and are valid and binding agreements, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and the Company has full corporate power and authority necessary to enter into this Subscription and the Warrants, and to perform its obligations hereunder and under all other agreements entered into by the Company relating hereto.

(d) No General Solicitation. Neither the Company, nor any of its affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities.

(e) NYSE MKT Listing. The Company shall complete it up-listing to the NYSE MKT following the Initial Closing.

(f) Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Subscription, except for filings pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, other applicable state securities laws and Regulation D of the Securities Act.

(g) Litigation. There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened against the Company or any of its subsidiaries that questions the validity of this Subscription or the right of the Company to enter into it, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material adverse changes in the assets, condition or affairs of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. Neither the Company nor any of its subsidiaries is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company or any of its subsidiaries currently pending or which the Company or any of its subsidiaries intends to initiate. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened in writing (or any basis therefor known to the Company) involving the prior employment of any of the Company’s employees, their use in connection with the Company’s business, or any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers.

(h) Compliance with Other Instruments.

(i) The Company is not in violation or default of any provisions of its formation documents, bylaws or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of this Subscription and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

(ii) To its knowledge, the Company has avoided every condition, and has not performed any act, the occurrence of which would result in the Company’s loss of any right granted under any license, distribution agreement or other agreement.

(i) Tax Returns and Payments. The Company has filed all tax returns and reports as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due.

(j) Permits. The Company and each of its subsidiaries has all franchises, permits, licenses and any similar authority necessary for the conduct of its business, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

4. Subscription Binding on Heirs, etc. This Subscription, upon acceptance by the Company, shall be binding upon the heirs, executors, administrators, successors and assigns of the Participant. If the undersigned is more than one person, the obligations of the undersigned shall be joint and several and the representations and warranties shall be deemed to be made by and be binding on each such person and his or her heirs, executors, administrators, successors, and assigns.

5. Execution Authorized. If this Subscription is executed on behalf of a corporation, partnership, trust or other entity, the undersigned has been duly authorized and empowered to legally represent such entity and to execute this Subscription and all other instruments in connection with the Shares and the signature of the person is binding upon such entity.

6. Adoption of Terms and Provisions. The Participant hereby adopts, accepts and agrees to be bound by all the terms and provisions hereof.

7. Governing Law. This Subscription shall be construed in accordance with the laws of the State of California.

8. Dispute Resolution. In the event of any dispute arising out of or relating to this Subscription, then such dispute shall be submitted to binding arbitration (as defined under the California Arbitration Act) with the San Francisco branch of the American Arbitration Association (“AAA”) to be governed by AAA’s Commercial Rules of Arbitration (the “AAA Rules”) and heard before one arbitrator. The parties shall attempt to mutually select the arbitrator. In the event they are unable to mutually agree, the arbitrator shall be selected by the procedures prescribed by the AAA Rules. Notwithstanding anything in the AAA Rules to the contrary, discovery shall be limited exclusively to the mutual production of documents, and written submissions to the arbitrator shall be limited to one brief from each party and one responsive brief from each party.

9. Investor Information: (This must be consistent with the form of ownership selected below and the information provided in the Certificate of Accredited Investor Status or Certificate of Non-U.S. Investor Status, as applicable (Exhibits B and C, respectively, included herewith.)

Name (please print): ___________________________________________________________________

If entity named above,  By:  ___________________________________________________________________

           Its:  ___________________________________________________________________

Social Security or Taxpayer I.D. Number:  ___________________________________________________________________

Business Address (including zip code):  ___________________________________________________________________

Business Phone:  ___________________________________________________________________

Residence Address (including zip code): ___________________________________________________________________

Email Address:  ___________________________________________________________________

Residence Phone:

All communications to be sent to:

_______________Business or _____________Residence Address _____________ Email

Please indicate below the form in which you will hold title to your interest in the Shares and Warrants. PLEASE CONSIDER CAREFULLY. ONCE YOUR SUBSCRIPTION IS ACCEPTED, A CHANGE IN THE FORM OF TITLE CONSTITUTES A TRANSFER OF THE INTEREST IN THE SHARES AND/OR WARRANTS AND MAY THEREFORE BE RESTRICTED BY THE TERMS OF THIS SUBSCRIPTION, AND MAY RESULT IN ADDITIONAL COSTS TO YOU. Participants should seek the advice of their attorneys in deciding in which of the forms they should take ownership of the interest in the Shares and Warrants, because different forms of ownership can have varying gift tax, estate tax, income tax, and other consequences, depending on the state of the investor's domicile and his or her particular personal circumstances.

__________NDIVIDUAL OWNERSHIP (one signature required)

__________JOINT TENANTS WITH RIGHT OF SURVIVORSHIP AND NOT AS TENANTS IN COMMON (both or all parties must sign)

__________COMMUNITY PROPERTY (one signature required if interest held in one name, i.e., managing spouse; two signatures required if interest held in both names)
__________TENANTS IN COMMON (both or all parties must sign)

__________GENERAL PARTNERSHIP (fill out all documents in the name of the PARTNERSHIP, by a PARTNER authorized to sign)

__________LIMITED PARTNERSHIP (fill out all documents in the name of the LIMITED PARTNERSHIP, by a GENERAL PARTNER authorized to sign)

__________LIMITED LIABILITY COMPANY (fill out all documents in the name of the LIMITED LIABILITY COMPANY, by a member authorized to sign)

__________CORPORATION (fill out all documents in the name of the CORPORATION, by the President or other officer authorized to sign)

 TRUST (fill out all documents in the name of the TRUST, by the Trustee, and include a copy of the instrument creating the trust and any other documents necessary to show the investment by the Trustee is authorized. The date of the trust must appear on the Notarial where indicated.)

Subject to acceptance by the Company, the undersigned has completed this Subscription Agreement to evidence his/her/its subscription for the purchase of Securities of the Company, this 12 day of August, 2013.

PARTICIPANT ______________________________ ______________________________ (Signature) By: ___________________________ Its:____________________________
The Company has accepted this subscription this 12 day of August, 2013

“COMPANY”

PEDEVCO CORP.,
a Texas corporation

By:____________________________
Frank C. Ingriselli
Chief Executive Officer

Address for notice:

PEDEVCO Corp.
4125 Blackhawk Plaza Circle, Suite 201
Danville, California 94506
Attn: Corporate Counsel

Exhibit A

Form of Warrant

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Exhibit B

CERTIFICATE OF ACCREDITED INVESTOR STATUS

Except as may be indicated by the undersigned below, the undersigned is an “accredited investor,” as that term is defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The undersigned has initialed the box below indicating the basis on which he is representing his status as an “accredited investor”:

__________a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

__________a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

__________an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

__________a natural person whose individual net worth, or joint net worth with the undersigned’s spouse, at the time of this purchase exceeds $1,000,000. For purposes of this item, "net worth" means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person's primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home's estimated fair market value as long as the mortgage was incurred more than 60 days before the Securities are purchased, but includes (i) any mortgage amount in excess of the home's fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of Securities for the purpose of investing in the Securities;

__________a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with the undersigned’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

__________a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment;

__________an entity in which all of the equity holders are “accredited investors” by virtue of their meeting one or more of the above standards; or

__________an individual who is a director or executive officer of PEDEVCO Corp.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Accredited Investor Status effective as of August ___, 2013.

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 _________________________________________________

By: _________________________________________________
Signature

Title: _________________________________________________
(required for any stockholder that is a corporation, partnership, trust or other entity)

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Exhibit C

CERTIFICATE OF NON U.S. INVESTOR STATUS

This Certificate of Non U.S. Investor Status (“Certificate”) is being delivered pursuant to that certain Subscription Agreement to which this Certificate is attached, by and between PEDEVCO Corp. (the “Company”) and the undersigned. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Subscription Agreement.

NON-U.S. PERSON CERTIFICATION

If you are NOT a U.S. Person, you must complete and sign the following certification (please see the next page for the definition of “U.S. person”):

The undersigned hereby represents and warrants to the Company that he, she or it is not acquiring the Shares or Warrants for the account or benefit of any “U.S. person” (within the meaning of Regulation S under the Securities Act of 1933, as amended) and that, as of the date hereof, he, she or it is not a “U.S. person.”

Dated: August  , 2013

 _________________________________________________
Print Name

By: _________________________________________________
Signature

Title: _________________________________________________
(required for any stockholder that is a corporation, partnership, trust or other entity)

IF YOU ARE A U.S. PERSON AND ARE THEREFORE UNABLE TO SIGN THIS CERTIFICATION, YOU MUST COMPLETE AND SIGN THE CERTIFICATE OF ACCREDITED INVESTOR STATUS FOR U.S. PERSONS ATTACHED AS EXHIBIT B TO THE SUBSCRIPTION AGREEMENT.

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DEFINITION OF “U.S PERSON”

“U.S. person” means:

(1) Any natural person resident in the United States;

(2) Any partnership or corporation organized or incorporated under the laws of the United States;

(3) Any estate of which any executor or administrator is a U.S. person;

(4) Any trust of which any trustee is a U.S. person;

(5) Any agency or branch of a foreign entity located in the United States;

(6) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(7) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; or

(8) Any partnership or corporation if: (i) organized or incorporated under the laws of any foreign jurisdiction; and (ii) formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by “accredited investors”1 who are not natural persons, estates or trusts.2

1 See the attached “Certificate of Accredited Investor” for the definition of “accredited investor.”
2 For further clarification, the following are not deemed to be “U.S. persons” under Regulation S of the Act: (i) Any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States; (ii) Any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if: (A) An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and (B) The estate is governed by foreign law; (iii) Any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person; (iv) An employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country; (v) Any agency or branch of a U.S. person located outside the United States if: (A) The agency or branch operates for valid business reasons; and (B) The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and (vi) The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.

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